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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 7, 2000, except for Note 16, as to which the date is March 22, 2000, in Amendment No. 2 to the Registration Statement
(Form S-1 No. 333-96421) and related Prospectus of Sequoia Software Corporation dated April 7, 2000.

                                                          /s/ Ernst & Young LLP

Baltimore, Maryland
April 7, 2000